Exhibit 10.2

CONFIDENTIAL

FIRST AMENDMENT TO

FOUNDRY AGREEMENT

THIS FIRST AMENDMENT is by and between SPANSION LLC, a limited liability company organized in the State of Delaware, having its principal place of business at 915 DeGuigne Drive, Sunnyvale, California, 94088-3453, on behalf of itself and its Affiliates (hereinafter referred to as “Spansion”), and Semiconductor Manufacturing International Corporation, a Cayman Islands company, having its principal place of business at 18 Zhangjiang Road, Pudong New Area, Shanghai, P.R.C. Zip: 201203, on behalf of itself and its Affiliates, including without limitation the Facilities (as defined in the Foundry Agreement) (hereinafter called “SMIC”).

RECITALS

WHEREAS, Spansion and SMIC wish to modify the Foundry Agreement dated August 31st, 2007, between the parties hereto, (hereinafter the “Agreement”);

NOW THEREFORE, in consideration of the promises and mutual covenants of the parties, it is agreed that the Agreement shall be modified as follows:

1.	Section 18.1 (Term of Agreement) is hereby deleted in its entirety and replaced with the following:

This Agreement shall be effective as of the Effective Date and will continue until [*******] (the “Term”). The Term is renewable for additional terms of one year each by mutual agreement. Except for terms stipulated in Exhibit B2 (ORNAND2 Product Supplement), both parties agree to re-negotiate the terms and conditions in this Agreement in good faith and in a fair and reasonable manner three (3) months prior to the expiration of the original Term, [*******]. If there is no agreement on the terms and conditions before [*******], SMIC may notify Spansion in writing to terminate the Supply Commitment set forth in Exhibit B2 without liability, or Spansion may notify SMIC in writing to terminate the Minimum Loading Commitment set forth in Exhibit B2 without liability. Such termination by either party shall be effective [*******] from either SMIC providing notice of termination of this Supply Commitment, or from Spansion providing notice of termination of this Minimum Loading Commitment. For clarification, in case of any discrepancy between the Agreement and Exhibit B2, Exhibit B2 shall prevail.

2. SMIC acknowledges the effectiveness of Exhibit B2 signed by it and its subsidiary, Semiconductor Manufacturing International (Shanghai) Corporation (“SMIC Shanghai”) and agrees to be jointly and severally liable to Spansion for breach of the Agreement by SMIC Shanghai. Spansion Inc. acknowledges the effectiveness of Exhibit B2 signed by it and its subsidiary, Spansion LLC and agrees to be jointly and severally liable to SMIC for breach of the Agreement by Spansion LLC.

[*******] Confidential treatment requested.

CONFIDENTIAL

The parties agree that except as amended in the manner specified above, all remaining provisions of the Agreement shall continue in full force and effect.

THIS FIRST AMENDMENT has been signed by the duly-authorized representatives of the parties (or their designees) in two identical copies of which each party has taken one.

Semiconductor Manufacturing International Corporation, Ltd.	SPANSION INC.

/s/ Richard R. Gin Chang	/s/ Bertrand F. Cambou
Authorized Signature	Authorized Signature

Richard R. Gin Chang	Bertrand F. Cambou
Name	Name

President & CEO	CEO
Title	Title

August 15, 2008	August 12, 2008
Date	Date

Semiconductor Manufacturing International (Shanghai) Corporation	SPANSION LLC

/s/ Richard R. Gin Chang	/s/ Bertrand F. Cambou
Authorized Signature	Authorized Signature

Richard R. Gin Chang	Bertrand F. Cambou
Name	Name

President & CEO	CEO
Title	Title

August 15, 2008	August 12, 2008
Date	Date

EXHIBIT B2

PRODUCT SUPPLEMENT FORM

1.	Project

The project will entail deployment and manufacturing of Spansion MirrorBit® ORNAND2™ products at 43nm [*******], and follow-on Charge Trapping based flash memory technologies.

2.	SPANSION PRODUCT SPECIFICATIONS

Specifications of Spansion MirrorBit® ORNAND2™ Products at 43nm will be provided as part of the Deliverables described in Appendix A. Spansion will provide specifications for Spansion MirrorBit® ORNAND2™ Products at [*******] and follow-on Spansion Charge Trapping based flash memory technologies as such products are developed.

3.	FACILITY

Spansion and SMIC will undertake deployment of Spansion MirrorBit® ORNAND2™ products, directly into the 300mm facility of Wuhan, China (“Fab 12”), where Spansion MirrorBit® ORNAND2™ at 43nm [*******] products and follow-on Spansion Charge Trapping based flash memory technologies will be manufactured by SMIC or SMIC’s subcontractors approved by Spansion in writing and provided that SMIC guarantees the performance of such subcontractors and shall be liable to Spansion for any acts or omissions of such subcontractors. Subject to the foregoing, Spansion agrees Wuhan Xin-Xin Semiconductor Manufacturing Corporation Ltd. is an approved subcontractor.

4.	SCHEDULE

The parties mutually agree on the following schedule for deployment, production, and qualification of Spansion MirrorBit® ORNAND2™ products at 43nm [*******]. A schedule for follow-on Charge Trapping based flash memory technologies will be discussed and agreed to by the parties.

43nm Technology

Milestones:
Full Flow Capability	[*******]
First Full Flow Wafer Start	[*******]
Wafers Risk Production Start:	[*******]
Fully Qualified Production Wafer Start	[*******]

The current plan is to launch approximately [*******] different product mask sets at 43nm.

[*******] Technology

Milestones:
Full Flow Capability:	[*******]
Wafers Risk Production Start:	[*******]

Production ramp up of [*******] shall be negotiated as part of the future pricing discussions.

[*******] Confidential treatment requested.

The Parties agree that the Milestones above may be dependent on timely provision of the Deliverables as described in Appendix A. To the extent a Milestone is dependent on a Spansion Deliverable and Spansion’s delay in providing such Deliverable causes a delay in SMIC’s meeting such Milestone, the Milestone will be adjusted on a day for day basis, provided that such adjustment shall not occur if Spansion’s delay in providing a Deliverable is caused by SMIC’s delay in providing a Deliverable to Spansion.

5.	SMIC QUALIFICATION PLAN

SMIC qualification plan shall be jointly determined by Spansion and SMIC, provided that such plan shall comply with Spansion’s F00-002 Product Management Policy as listed in Appendix B, as such policy is updated by Spansion from time to time.

6.	QUALIFICATION AND RELIABILITY SPECIFICATIONS

The Wuhan facility shall be ISO/TS 16949:2002 certified. Except as otherwise agreed in writing by the Parties, SMIC’s qualification and manufacturing of Spansion Contract Wafers shall comply with Spansion’s F01-002 Product Management System specifications as listed in Appendix C, as such specifications are updated by Spansion from time to time.

7.	SITE VISITS

Spansion may send its employees or customers to visit the production facilities of SMIC’s delegates & subcontractors (including Fab12) to inspect fabrication of products and conduct other activities contemplated by this Product Supplement. Such visits shall be conducted during normal working hours. While visiting such facilities, the visitor shall at all times fully comply with plant rules and regulations, as well as all reasonable instructions that may be issued by employees and personnel of SMIC’s delegates & subcontractors accompanying such visitor.

8.	COSTS

Spansion and SMIC will be responsible for the funding of the portions of the activities as follows:

a.	Spansion will be responsible for process and product development costs except provided in paragraph b below.

b.	SMIC will be responsible for all pre-production costs and wafer costs incurred prior to product qualification starts as described in section 7.1 of the Foundry Agreement.

c.	Spansion will be responsible for the cost of mask sets for product development and production. Spansion may request that SMIC provides masks in which case the parties would negotiate acceptable costs and such costs may be incorporated into wafer price. In case of mask errors: SMIC will pay the revision mask fee if the mask error is caused by SMIC; Spansion will pay the revision mask fee if the mask error is caused by Spansion; for the unidentified mask error, Spansion and SMIC shall share the revision mask fee.

9.	CAPACITY RAMP-UP PLAN:

SMIC will install in a timely manner sufficient manufacturing capacity to meet the initial volume ramp up of Spansion MirrorBit® ORNAND2™ products at 43nm [*******], in the 300nm facility of Wuhan, China (“Fab 12”):

•	[*******]

•	[*******]

•	[*******]

•	[*******]

The capacity ramp-up plan above should be adjusted accordingly with the Milestone adjusted as a result of delayed provision of Deliverables by Spansion pursuant to Section 4.

10.	SUPPLY COMMITMENT:

a.

Subject to the capacity ramp-up plan in Section 9 above, SMIC will commit to and deliver to Spansion a maximum of [*******] of Spansion MirrorBit® ORNAND2™ products at 43nm [*******] and follow-on Charge Trapping based flash memory technologies and any NOR products throughout the Term of this Product Supplement, where such [*******] may be reasonably adjusted in the event there is a loss of capacity due to product/technology conversion.

In the event the Milestones provided for in Section 4 above are not met due to Spansion’s failure of timely provision of the Deliverable, or the capacity ramp-up plan is delayed or is anticipated to be delayed by the causes beyond SMIC’s control, including without limitation that the necessary licenses, permits and authorization can not be duly approved by the appropriate governmental authorities, the Parties will negotiate a reduction to the Supply Commitment. If the Parties fail to reach agreement on such a reduction within sixty (60) calendar days, SMIC may terminate its Supply Commitment.

b.	Throughout the Term, SMIC shall maintain, and make available to Spansion manufacturing capacity to provide Contract Wafers in amounts at least equal to the Minimum Loading Commitment or in accordance with the agreed to Firmly Forecast Orders (whichever is lower in total) (the “Supply Commitment”).

c.	Spansion recognizes that the Supply Commitment is based on SMIC being profitable at the prices set forth in Section 16. In the event SMIC is not profitable at such wafer prices, SMIC will notify Spansion, provide substantiating information to Spansion, and the Parties will meet to negotiate an alternative solution reasonably acceptable to the Parties. If such negotiations do not result in an agreed to solution within sixty (60) calendar days from SMIC’s notice, SMIC may notify Spansion in writing to terminate this Supply Commitment without liability, which termination is effective in ninety (90) calendar days from SMIC providing notice of termination of this Supply Commitment.

11.	MINIMUM LOADING COMMITMENT

a.	Subject to the capacity ramp-up plan in Section 9 above and compliance with the Milestones provided for in Section 4 above, and SMIC meeting its Supply Commitment, Spansion shall purchase, on a monthly basis [*******] (the “Minimum Loading Commitment”).

[*******] Confidential treatment requested.

In the event the Milestones provided for in Section 4 above are not met due to SMIC’s failure of timely provision of the Deliverable, or the capacity ramp-up plan is delayed or is anticipated to be delayed by the causes beyond SMIC’s control, including without limitation that the necessary licenses, permits and authorization can not be duly approved by the appropriate governmental authorities, the Parties will negotiate a reduction to the Minimum Loading Commitment. If the Parties fail to reach agreement on such a reduction within sixty (60) calendar days, Spansion may terminate its Minimum Loading Commitment. Notwithstanding the foregoing, Spansion shall have the right to continue the Product Supplement under the original Minimum Loading Commitment.

b.	If, for any month, Spansion fails to purchase the Minimum Loading Commitment, then Spansion may, without penalty, purchase the balance of the Contract Wafers not purchased in such month within ninety (90) days of the end of the month in which Spansion fails to purchase such quantities (“Makeup Period”), provided that such balance shall not exceed thirty percent (30%) of the monthly Minimum Loading Commitment. Spansion may also without penalty, count any NOR wafers purchased from SMIC towards Spansion’s Minimum Loading Commitment.

c.	SMIC will make available to Spansion manufacturing capacity sufficient to permit Spansion to satisfy the foregoing Minimum Loading Commitment. If SMIC terminates its Supply Commitment, pursuant to Section 10 c of this Product Supplement, Spansion may terminate its Minimum Loading Commitment. SMIC recognizes that early acquisition, installation and testing of equipment will be required in order for SMIC to meet its obligation to provide sufficient manufacturing capacity to Spansion and agrees to perform such activities in a timely manner.

d.	SMIC recognizes that the Minimum Loading Commitment is based on Spansion being profitable selling products that are manufactured from the Contract Wafers, when such Contract Wafers are purchased at the prices set forth in Section 16. In the event Spansion is not profitable at such wafer prices, Spansion will notify SMIC, provide substantiating information to SMIC, and the Parties will meet to negotiate an alternative solution reasonably acceptable to both Parties. The failure for both Parties to reach an acceptable solution and an agreement on the terms for SMIC’s manufacture of the [*******] (as described below) will not affect Spansion’s commitment and/or liability pursuant to this Product Supplement.

e.	Subject to Spansion having customer requirements for an [*******], SMIC providing reasonable assistance to Spansion to implement such [*******] and the Parties reaching agreement on terms for SMIC’s manufacture of such [*******], Spansion and SMIC agree to install such [*******] technology for additional loading balance.

12.	SHORTFALL CONDITIONS:

a.	MITIGATION TO MEET MINIMUM LOADING COMMITMENT

i.	If Spansion believes that in any time period it will not be able to fulfill its Minimum Loading Commitment concerning not yet started wafers, it shall inform SMIC. Upon receiving such notice, SMIC shall use reasonable commercial efforts to mitigate the adverse impact and costs of such potential shortfall, including seeking other customers for such unutilized capacity and reducing its operating costs in anticipation of such reduced purchases.

[*******] Confidential treatment requested.

ii.	If Spansion provides SMIC with timely notice of the possibility of such shortfall and SMIC is able to otherwise use the capacity which Spansion has not utilized, the penalties payable by Spansion to SMIC as provided under Section 12.a.iii of this Product Supplement shall be reduced to the extent SMIC is otherwise able to use the capacity.

iii.	Spansion will pay to SMIC an amount equal to the product obtained by multiplying (i) [*******] by (ii) [*******] by (iii) [*******] hereunder for the month in which the shortfall occurs. Such payments shall be Spansion’s sole and exclusive obligation for such failure to meet the Minimum Loading Commitment and shall be SMIC’s sole and exclusive remedy for such failure

b.	MITIGATION TO MEET SUPPLY COMMITMENT

i.	If SMIC believes that in any time period (the “Supply Shortfall Period”) it will not be able to fulfill its Supply Commitment or the agreed to Firmly Forecast Orders (whichever is lower), it shall inform Spansion specifying the anticipated magnitude and duration of the shortfall. Upon receiving such notice, the Parties will discuss ways to mitigate the impact such anticipated failure on Spansion.

ii.	Following such notice, Spansion shall have the right, but not the obligation, to reduce its Minimum Loading Commitment by the amount of such anticipated supply shortfall. Such reduction in Spansion’s Minimum Loading Commitment shall not reduce SMIC’s Supply Commitment for the balance of the Term of the Product Supplement.

iii.	To the extent that Spansion accepts anticipated supply shortfall and reduces its loading for the Supply Shortfall Period in accordance with Section 12.b.ii above, the additional penalties for such shortfall otherwise payable by SMIC to Spansion for such shortfall in accordance with Section 12.b.vi below shall be waived to the extent Spansion agrees to reduce its Minimum Loading Commitment, but only for the Supply Shortfall Period.

iv.	If, and to the extent, Spansion chooses to not reduce its purchase in response to such anticipated supply shortfall as provided in Section 12.b.ii, and SMIC fails to supply Contract Wafers at least equal to the Supply Commitment or the agreed to Firmly Forecast Orders (whichever is lower), it shall pay to Spansion the penalties for such supply shortfall set forth in Section 12b.vi.

v.	If in any month SMIC does not provide any Contract Wafers to Spansion at a level at least equal to the Supply Loading Commitment or the agreed to Firmly Forecast Orders (whichever is lower), then unless otherwise agreed to by the Parties, SMIC shall pay to Spansion the penalties set forth in Section 12.b.vi below. Such penalties shall be Spansion’s sole and exclusive remedy, and SMIC’s sole and exclusive obligation with respect to such failure.

vi.	For any month SMIC fails to make available to Spansion the Supply Commitment or the agreed to Firmly Forecast Orders (whichever is lower), to the extent Spansion does not reduce its Minimum Loading Commitment pursuant to Section 12.b.ii above, SMIC shall pay Spansion an amount equal to the product obtained by multiplying (i) [*******] by (ii) [*******] by (iii) [*******], provided that SMIC shall not be liable for the foregoing payment for a month in which SMIC makes available to Spansion [*******] of the Minimum Loading Commitment or is otherwise in accordance with the agreed to Firmly Forecast Orders for such month and makes up any shortfall in the following month. Such payments along with the price adjustments reducing Fixed Costs, shall be SMIC’s sole and exclusive obligation for such failure to meet the Supply Commitment and shall be Spansion’s sole and exclusive remedy for such failure.

[*******] Confidential treatment requested.

13.	REDUCE CYCLE TIMES/EQUIPMENT SELECTION

SMIC will use best efforts to reduce the silicon cycle time for R&D lots and to obtain in production an aggressive cycle time. With approval from Spansion, SMIC will implement (and where possible reduce) the process steps to optimize manufacturability. SMIC will select equipment which is compatible with equipment being selected for and used in Spansion’s SDC facility and capable of being used for production of NOR products in parallel with the MirrorBit® ORNAND2™ Charge Trapping based products.

14.	CAPACITY PLANNING AND FORECASTING

For purposes of this Product Supplement only, Section 10 of Foundry Agreement is modified the following way:

a.	Forecasting. Upon qualification of the Facility, in the first week of each calendar month, Spansion shall provide a rolling twelve month forecast for Contract Wafers, broken down by technology node and specific Spansion Product. The Contract Wafer forecast for the subsequent 10 weeks (or lower depending of agreed facility cycle time) is fixed (the “Firmly Forecast Orders”), provided that such forecast does not exceed the Supply Commitment specified in Section 10 above.

b.	Capacity Plan. Within five (5) days after receipt of Spansion’s 12 months forecast, SMIC shall provide Spansion with a written plan detailing SMIC’s manufacturing capacity commitments for the forecasted period (the “Capacity Plan”), provided that in any calendar month, SMIC shall provide one-hundred percent (100%) of the Firmly Forecast Orders for such a month.

15.	YIELD METRICS and DIE PRICING

a.	TARGET YIELD = [*******]

MINIMUM YIELD = [*******]

The parties agree that the Target Yield and Minimum Yield are subject to reasonable adjustment based on the actual yield trend for Period I.

b.	DIE PRICING

The Parties acknowledge that pricing will commence with “Wafer Based Pricing” (price listed in Section 16 below, without regard to wafer Yield) and move to “Die Based Pricing” (price for one wafer, adjusted by SMIC’s actual performance to Target Yield) as follows:

Period I – Wafer Buy: [*******] production Wafers.

Spansion pays base Wafer price calculated in accordance with Section 16 below for production Contract Wafers in this period

Period II – Shared Risk: Duration is 6 months from the end of Period I.

[*******] Confidential treatment requested.

Spansion pays [*******]

“Base Wafer Price” is the price for one wafer, without regard to wafer Yield.

Period III – Die-Buy: This period begins at the end of Period II.

Regardless of what SMIC Actual NDW is, Spansion wafer price shall be based on the following formulas:

•	[*******]

•	[*******]

16.	WAFER PRICING

The 43nm Contract Wafer price shall be as below:

	Forecast Wafer/Month	43nm Wafer Price
Q3/2009	[*******]	[*******]
Q4/2009	[*******]	[*******]
Q1/2010	[*******]	[*******]
Q2/2010	[*******]	[*******]

Notwithstanding the foregoing, if SMIC is not able to fulfill the Supply Commitment or the agreed to Firmly Forecast Orders (whichever is lower) for the stage mentioned above, the 43nm Contract Wafer price for the non-compliant stage shall be [*******].

For clarification purpose, the wafer price above does not include the wafer sorting cost. Spansion may request that SMIC provides wafer sorting service in which case Spansion will assist SMIC to convert the sorting program onto SMIC’s existing testing platform for such sorting service and the parties would negotiate acceptable prices.

The Contract Wafer price for Follow-on Charge Trapping Technologies [*******] will be defined by [*******]. In the event that agreement on the Contract Wafer price is not achieved by that time, Spansion may terminate its Minimum Loading Commitment and SMIC may terminate its Supply Commitment.

17.	INTELLECTUAL PROPERTY

For purposes of this Product Supplement only, Section 13 of Foundry Agreement is modified the following way:

a.	Ownership: Spansion would own all rights, title and interests (including intellectual property rights) in any and all Spansion Technology as provided in Section 13.1 of the Foundry Agreement.

SMIC will own all rights, title and interests (including intellectual property rights) in any and all SMIC Technology as provided in Section 13.2 of the Foundry Agreement.

[*******] Confidential treatment requested.

b.	SMIC Right: Jointly Developed Technology will be treated in the same manner as provided in Section 13.3 of the Foundry Agreement. For example, the Joint Developed Technology may include logic applications. The Parties acknowledge that to the extent there is jointly developed Charge Trapping Storage Technology or Improvement to Spansion Technology, SMIC would be permitted to use such jointly developed Charge Trapping Storage Technology or Improvement for serving SMIC customers using Saifun’s NROM technology, as well as for non-flash memory applications such as logic and DRAM.

c.	SMIC also acknowledges: (i) Spansion’s desire to protect its intellectual property relating to Spansion Technology, and (ii) that SMIC would have access to Spansion’s valuable Technology, and (iii) that in order to ensure protection of Spansion’s intellectual property, SMIC would agree not to engage in the development of Charge Trapping Storage Technology during the Term of this Product Supplement, except as expressly agreed to in writing by Spansion. For the avoidance of doubt, the restrictions contemplated by this Section 17.c would not prohibit technology development, manufacture and/or other activities licensed to SMIC by Saifun Semiconductor Ltd.

18.	CHARGE TRAPPING STORAGE TECHNOLOGY MANUFACTURING

SMIC agrees that, except as otherwise agreed to in writing by Spansion, SMIC will not manufacture Charge Trapping Storage Technology-based flash memory for any third party during the term of this Product Supplement.

19.	PROJECT GOVERNANCE

The parties will establish a Steering Committee and Technical Committee. The Steering Committee will coordinate any and all activities connected with the deployment of Spansion MirrorBit® ORNAND2™ Charge Trapping based flash memory technologies, and foundry relationship. The Steering Committee will have the authority to, among other things:

a.	Discuss the deployment issues and schedule;

b.	Determine manufacturing approach;

c.	Determine capital equipment requirements and the timing of purchases.

d.	Identify, for each party, critical contacts including technical, business unit, commercial and sales.

The Technical Committee will implement the decision made by the Steering Committee.

20.	FUNDING

Spansion and SMIC will work together to seek and obtain development funding from the Department of Science, or other appropriate funding agency, of the People’s Republic of China . The parties recognize and agree that certain aspects of the relationship contemplated under this Foundry Agreement may be modified to take full advantage of such funding.

21.	TERMINATION DATE

The term of this Product Supplement will expire five (5) years from the Effective Date. The Effective Date of this Product Supplement will be the date on which all parties have executed this Product Supplement.

IN WITNESS WHEREOF, the Parties have caused this Product Supplement to be signed by duly authorized representations on the dates specified below.

SPANSION LLC

By:	/s/ Bertrand F. Cambou
Printed Name, title: Bertrand F. Cambou, CEO
Date: August 12, 2008

SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORPORATION

By:	/s/ Richard R. Gin Chang
Printed Name, title: Richard R. Gin Chang, President & CEO
Date: August 15, 2008

Appendix A

[*******]

[*******] Confidential treatment requested.

Appendix B

SMIC’s qualification plan shall comply with the following Spansion Product Management System specifications, as such specifications are updated by Spansion from time:

F00-002

Updated copies of the above specifications shall be provided by Spansion to SMIC upon request.

Appendix C

SMIC’s qualification and manufacturing of Spansion Contract Wafers shall comply with the following Spansion F01-002 Product Management System specifications, as such specifications are updated by Spansion from time:

F01-002-2

F01-002-4

F01-002-7

F01-002-15

Updated copies of the above specifications shall be provided by Spansion to SMIC upon request.